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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 29, 1997
                                                        (January 19, 1997)


                              BANC ONE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                                      Ohio
                 (State or Other Jurisdiction of Incorporation)


                  1-8552                             31-0738296
         (Commission File Number)         (IRS Employer Identification No.)


                   100 East Broad Street, Columbus, Ohio 43271
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (614) 248-5944


                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 5.        OTHER EVENTS

         On January 19, 1997, BANC ONE CORPORATION ("BANC ONE") entered into an Agreement and Plan of Merger (the "Merger Agreement") with First USA, Inc., a Delaware corporation ("FUSA"), pursuant to which FUSA will, subject to the conditions and upon the terms stated therein, merge with and into BANC ONE (the "Merger"). BANC ONE will be the surviving corporation in the Merger. In accordance with the Merger Agreement, each share of the common stock, par value $0.01 per share, of FUSA ("FUSA Common Stock") outstanding immediately prior to the effective time of the Merger (the "Effective Time") will at the Effective Time be converted into the right to receive 1.1659 shares of the common stock, no par value, of BANC ONE ("BANC ONE Common Stock"). In addition, each share of FUSA's 6-1/4% Convertible Preferred Stock ("FUSA Preferred Stock") outstanding immediately prior to the Effective Time will be converted into the right to receive one share of a series of preferred stock of BANC ONE with substantially the same terms. In the Merger Agreement, FUSA has agreed that it will cause all of the outstanding shares of FUSA Preferred Stock to be called for redemption on and as of May 20, 1997.

         Consummation of the transactions contemplated by the Merger Agreement is subject to the terms and conditions contained in the Merger Agreement, including, among other things, the receipt of approval of the Merger by the respective shareholders of FUSA and BANC ONE and the receipt of certain regulatory approvals. The Merger and the transactions contemplated by the Merger Agreement will be submitted for approval at meetings of the shareholders of FUSA and BANC ONE that are expected to take place in the second quarter of 1997. The Merger Agreement is filed as Exhibit 2 hereto and its terms are incorporated herein by reference.

         Simultaneously with their execution and delivery of the Merger Agreement, BANC ONE and FUSA entered into stock option agreements (the "Stock Option Agreements") pursuant to one of which FUSA granted BANC ONE the right, upon the terms and subject to the conditions set forth therein, to purchase up to 24,480,231 shares of FUSA Common Stock at a price of $46.50 per share, and pursuant to the other of which BANC ONE granted FUSA the right, upon the terms and subject to the conditions set forth therein, to purchase up to 85,025,391 shares of BANC ONE Common Stock of a price of $45.125 per share. The Stock Option Agreements are filed as Exhibits 99.1 and 99.2 hereto, respectively, and their terms are incorporated herein by reference.

         A copy of the press release, dated January 20, 1997, issued by BANC ONE and FUSA relating to the Merger is attached as Exhibit 99.3 hereto and is incorporated herein by reference.




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ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

         (a)   Financial Statements.

               NONE.

         (b)   Pro Forma Financial Information.

               NONE.

         (c)   Exhibits.

               Exhibit 2 Agreement and Plan of Merger dated as of January 19, 1997 between BANC ONE CORPORATION and First USA, Inc. (incorporated by reference from Exhibit 2 to the First USA, Inc. Current Report on
                               Form 8-K dated January 28, 1997 (File No.
                               1-11-3030)).

               Exhibit 99.1 Stock Option Agreement dated January 19, 1997 between First USA, Inc., as issuer, and BANC ONE CORPORATION, as grantee (incorporated by reference from Exhibit 99.1 to the First USA, Inc. Current Report on Form 8-K dated January 28, 1997 (File No. 1-11-3030)).

               Exhibit 99.2 Stock Option Agreement dated January 19, 1997 between BANC ONE CORPORATION, as issuer, and First USA, Inc., as grantee (incorporated by reference from Exhibit 99.2 to the First USA, Inc. Current Report on Form 8-K dated January 28, 1997 (File No. 1-11-3030)).

               Exhibit 99.3    BANC ONE CORPORATION Press Release dated
                               January 20, 1997 titled "First USA, Inc. to Join BANC ONE CORPORATION."


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANC ONE CORPORATION
                                       (Registrant)


Date:  January 29, 1997                By: /s/ Steven Alan Bennett
                                          --------------------------
                                          Steven Alan Bennett
                                          Senior Vice President and
                                            General Counsel



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